Spruce Power Announces Chief Financial Officer Transition

DENVER, COLORADO – Spruce Power Holding Corporation (NYSE: SPRU) (“Spruce” or the “Company”) today announced that Sarah Wells, Chief Financial Officer (“CFO”), has resigned, effective May 14, 2025, to pursue other opportunities. Spruce expects to appoint an interim CFO prior to Wells departure. The Company is undertaking a search to fill the CFO position on a permanent basis.

"I would like to thank Sarah for her numerous contributions to Spruce’s growth and development, and we wish her the best going forward,” said Chris Hayes, Chief Executive Officer of Spruce. “We intend to identify a strong successor with a track record of driving operational efficiencies and executing growth strategies.”

The company will hold its first quarter 2025 earnings results webcast as scheduled on May 14, 2025, at 4:30 p.m. ET. The live webcast will be available at https://investors.sprucepower.com/overview/default.aspx

About Spruce Power

Spruce Power Holding Corporation (NYSE: SPRU) is a leading owner and operator of distributed solar energy assets across the United States. We provide subscription-based services that make it easy for homeowners to benefit from rooftop solar power and battery storage. Our power as-a-service model allows consumers to access new technology without making a significant upfront investment or incurring maintenance costs. Our company owns the cash flows from approximately 85,000 home solar assets and contracts across the United States. For additional information, please visit www.sprucepower.com.

Forward Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and rules promulgated thereunder. Forward-looking statements generally are characterized by the use of qualified words (and their derivatives) such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements in this release include statements regarding the Company’s financial outlook including the Company's prospects for long-term growth in revenues, cash flows and earnings. These statements are based on various assumptions, whether or not identified in this press release and on the current expectations of management, all of which management believes are reasonable within the bounds of management’s existing knowledge about the Company’s business and operations. These statements are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by forward-looking statements, including but not limited to: expectations regarding the growth of the solar industry and home electrification; the ability to identify and complete future acquisitions; our ability to successfully integrate acquisitions; the ability to develop and market new products and services; the effects of pending and future legislation; the highly competitive nature of the Company’s business and markets; the ability to execute on and consummate business plans in anticipated time frames; litigation, complaints, product liability claims, government investigations and/or adverse publicity; cost increases or shortages in the materials necessary to support the Company’s products and services; the introduction of new technologies; the impact of natural disasters and other events beyond our control, such as hurricanes, wildfires or pandemics, on the Company’s business, results of operations, financial condition, regulatory compliance and customer experience; privacy and data protection laws, privacy or data breaches, or the loss of data; general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; the availability of capital, including the availability and cost of borrowings; and the other risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 9, 2024, subsequent Quarterly Reports on Form 10-Q and other documents that the Company files with the SEC in the future. These factors are not necessarily all of the factors that could cause the Company’s actual results to materially differ from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, could also harm the Company’s results. If any of these risks, or other unknown or unpredictable risks, materialize or our assumptions prove incorrect, actual results or the timing thereof could differ materially from the results expressed in or implied by these forward-looking statements. These forward-looking statements speak only as of the date hereof and the Company undertakes no obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law. Investors are cautioned not to rely too heavily on any forward-looking statements, and investors are urged to consider all risks, uncertainties and other factors in evaluating any forward-looking statement made by the Company.

For More Information

Investor Contact: investors@sprucepower.com
Media Contact: publicrelations@sprucepower.com